Exhibit 99.1

Dolby Laboratories Reports First Quarter Fiscal 2012 Results

SAN FRANCISCO--(BUSINESS WIRE)--January 31, 2012--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company's financial results for its first quarter of fiscal 2012.

For the first quarter, Dolby reported total revenue of $233.4 million, compared to $242.7 million for the first quarter of fiscal 2011.

First quarter GAAP net income was $73.2 million, or $0.67 per diluted share, compared to $86.4 million, or $0.76 per diluted share, for the first quarter of fiscal 2011. On a non-GAAP basis, first quarter net income was $83.1 million, or $0.76 per diluted share, compared to $85.0 million, or $0.75 per diluted share, for the first quarter of fiscal 2011. Dolby’s non-GAAP measures exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. In addition, the non-GAAP measures exclude a one-time benefit resulting from the release of a deferred tax liability in the first quarter of fiscal 2011.

"In the first quarter, we grew licensing revenue year over year on the strength of our broadcast and mobile markets," said Kevin Yeaman, President and Chief Executive Officer, Dolby Laboratories. "We continue to enhance the entertainment experience in online content with the addition of services such as HBO Go®, which recently announced the adoption of Dolby® Digital Plus.”

Financial Targets

For fiscal 2012, Dolby continues to target revenue of $910 million to $970 million.

GAAP

For fiscal 2012, Dolby continues to target total gross margin of approximately 90 percent, operating expenses of $465 million to $475 million, and other income of approximately $5 million. In addition, Dolby continues to target a tax rate of approximately 29 percent to 30 percent for fiscal 2012. While stock-based compensation expense may vary based on factors such as stock price or volatility, Dolby continues to target stock-based compensation expense for fiscal 2012 of approximately $51 million. In addition, Dolby continues to target charges related to the amortization of acquired intangibles for fiscal 2012 of approximately $10 million and restructuring charges of approximately $2 million.

Non-GAAP

For fiscal 2012, Dolby continues to target total gross margin of approximately 91 percent, operating expenses of $410 million to $420 million, and other income of approximately $5 million. In addition, Dolby continues to target a tax rate of approximately 29 percent to 30 percent for fiscal 2012. Dolby’s non-GAAP targets exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. In addition, the non-GAAP measures exclude a one-time benefit resulting from the release of a deferred tax liability in the first quarter of fiscal 2011.

Diluted Earnings per Share

Dolby continues to target diluted shares outstanding of approximately 110 million. These targets lead to a fiscal 2012 diluted earnings per share target range of $2.31 to $2.61 on a GAAP basis and $2.71 to $3.02 on a non-GAAP basis.

The Company's Conference Call Information

Members of Dolby Laboratories' management will lead a conference call open to all interested parties to discuss the Company's first quarter fiscal 2012 financial results at 2:00 p.m. PT (5:00 p.m. ET) on Tuesday, January 31, 2012.

Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 1-888-437-9274 from within the United States or 1-719-325-2297 from outside the country.

A replay of the call will be available from 5:00 p.m. PT on Tuesday, January 31, 2012, until 9:00 p.m. PT on Tuesday, February 7, 2012. Callers can dial 1-877-870-5176 from within the United States or 1-858-384-5517 from outside the country, and then enter the confirmation code 5824012. An archived version of the teleconference will also be available on the Dolby Laboratories website, www.dolby.com.

Non-GAAP Financial Information

To supplement Dolby’s financial statements presented on a GAAP basis, Dolby provides non-GAAP financial measures of gross margin, operating expense, tax rate, and diluted earnings per share. These measures are adjusted to exclude the charges and expenses discussed above. Dolby presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby’s operating results in a manner that focuses on what Dolby’s management believes to be its ongoing business operations. Dolby’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes the impact of stock-based compensation expense, amortization of intangible assets acquired through business combinations, restructuring charges, the related tax impact of all of these items on the provision for income taxes, and a one-time benefit resulting from the release of a deferred tax liability in the first quarter of fiscal 2011, and the non-GAAP measures that exclude such information in order to assess the performance of Dolby’s business for planning and forecasting in subsequent periods. Dolby’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above. Investors are also encouraged to review Dolby’s GAAP financial statements as reported in its SEC filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on Dolby's investor relations website at http://investor.dolby.com/medialist.cfm.

Forward-Looking Statements

Certain statements in this press release, including statements relating to Dolby's expectations regarding revenue, gross margin, operating expense, other income, tax rate, stock-based compensation, amortization of intangibles, restructuring charges, and diluted earnings per share for fiscal 2012, and its statements regarding the strength of its broadcast and mobile markets, its opportunities with respect to online content, and the benefits that may be derived from them are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks that Dolby technologies may not be included in future PC operating systems; risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD, and Blu-ray Disc™, broadcast, consumer electronics, gaming, mobile, and automobile markets; pricing pressures; risks that shifts from disc-based media to online media content could result in fewer devices with Dolby technologies; risks associated with the effects of macroeconomic conditions; the timing of Dolby’s receipt of royalty reports and/or payments from its licensees; Dolby’s accuracy of calculation of royalties due to its licensors; Dolby’s ability to develop, maintain, and strengthen relationships with industry participants; Dolby’s ability to develop and deliver innovative technologies in response to new and growing markets in the entertainment industry; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby’s ability to successfully penetrate this market; Dolby’s ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery, by acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby’s Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent annual report on Form 10-K. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) is the global leader in technologies that are essential elements in the best entertainment experiences. Founded in 1965 and best known for high-quality audio and surround sound, Dolby creates innovations that enrich entertainment at the movies, at home, or on the go. For more information about Dolby Laboratories or Dolby technologies, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. HBO Go is a registered trademark of Home Box Office, Inc. Blu-ray Disc is a trademark of Blu-ray Disc Association. S12/25293 DLB-F

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Fiscal Quarter Ended
	December 31, 2010	December 30, 2011
	(unaudited) (in thousands, except per share amounts)
Revenue:
Licensing	$188,176	$199,624
Products	46,027	26,400
Services	8,509	7,354
Total revenue	242,712	233,378

Cost of revenue:
Cost of licensing	3,961	3,328
Cost of products	22,198	13,888
Cost of services	2,980	3,194
Total cost of revenue	29,139	20,410
Gross margin	213,573	212,968
Operating expenses:
Research and development	28,327	32,826
Sales and marketing	38,217	43,016
General and administrative	37,042	35,465
Restructuring charges, net	785	368
Total operating expenses	104,371	111,675
Operating income	109,202	101,293
Other income, net	1,864	1,911
Income before provision for income taxes	111,066	103,204
Provision for income taxes	(24,301)	(29,838)
Net income including controlling interest	86,765	73,366
Less: net (income) / loss attributable to controlling interest	(378)	(207)

Net income attributable to Dolby Laboratories, Inc.	$86,387	$73,159

Basic earnings per share	$0.77	$0.67
Diluted earnings per share	$0.76	$0.67

Weighted-average shares outstanding (basic)	112,035	108,884
Weighted-average shares outstanding (diluted)	113,713	109,443

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2011	December 30, 2011
	(unaudited)
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$551,512	$654,414
Short-term investments	391,281	367,412
Accounts receivable, net	61,815	54,211
Inventories	26,244	33,515
Deferred taxes	90,869	92,582
Prepaid expenses and other current assets	36,877	26,916
Total current assets	1,158,598	1,229,050
Long-term investments	272,797	247,273
Property, plant and equipment, net	117,107	123,536
Intangible assets, net	51,573	47,922
Goodwill	263,260	263,780
Deferred taxes	14,779	20,390
Other non-current assets	6,273	7,169
Total assets	$1,884,387	$1,939,120

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$127,922	$106,558
Income taxes payable	4,762	18,662
Deferred revenue	26,701	24,412
Total current liabilities	159,385	149,632
Long-term deferred revenue	15,526	17,124
Deferred taxes	671	639
Other non-current liabilities	23,455	27,637
Total liabilities	199,037	195,032
Stockholders' equity:
Class A common stock	52	52
Class B common stock	58	57
Additional paid-in capital	210,681	196,545
Retained earnings	1,445,189	1,518,348
Accumulated other comprehensive income	7,533	7,108
Total stockholders' equity - Dolby Laboratories, Inc.	1,663,513	1,722,110
Controlling interest	21,837	21,978
Total stockholders' equity	1,685,350	1,744,088
Total liabilities and stockholders' equity	$1,884,387	$1,939,120

DOLBY LABORATORIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Quarter Ended
	December 31, 2010	December 30, 2011
	(unaudited)
	(in thousands)
Operating activities:
Net income including controlling interest	$86,765	$73,366
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,539	9,929
Stock-based compensation expense	11,260	11,439
Amortization of premium on investments	3,235	4,920
Excess tax benefit from exercise of stock options	(9,386)	(57)
Provision for doubtful accounts	333	(52)
Deferred taxes	(6,640)	(7,643)
Other non-cash items affecting net income	(476)	1,227
Changes in operating assets and liabilities:
Accounts receivable	(14,789)	7,531
Inventories	536	(7,271)
Prepaid expenses and other assets	(1,450)	1,101
Accounts payable and accrued liabilities	(27,815)	(22,860)
Income taxes, net	20,510	24,431
Deferred revenues	(843)	(661)
Other non-current liabilities	(127)	392
Net cash provided by operating activities	70,652	95,792
Investing activities:
Purchases of available-for-sale securities	(309,660)	(54,726)
Proceeds from sales and maturities of available-for-sale securities	159,825	99,133
Purchases of property, plant and equipment	(9,646)	(12,566)
Acquisitions, net of cash acquired	(3,350)	(575)
Proceeds from sales of property, plant and equipment and assets held for sale	621	335
Net cash provided by/(used in) investing activities	(162,210)	31,601
Financing activities:
Proceeds from issuance of common stock, net of shares withheld for taxes	15,749	1,783
Repurchase of common stock	(45,966)	(26,068)
Excess tax benefit from exercise of stock options	9,386	57
Net cash used in financing activities	(20,831)	(24,228)
Effect of foreign exchange rate changes on cash and cash equivalents	166	(263)
Net increase/(decrease) in cash and cash equivalents	(112,223)	102,902
Cash and cash equivalents at beginning of period	545,861	551,512
Cash and cash equivalents at end of period	$433,638	$654,414

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables show the Company’s first quarter of fiscal years 2011 and 2012 GAAP financial measures reconciled to non-GAAP financial measures included in this release:

Net income:	Fiscal Quarter Ended	Fiscal Quarter Ended
	December 31, 2010	December 30, 2011

GAAP net income	$86.4	$73.2
Stock-based compensation	11.3	11.4
Amortization of acquired intangibles	2.9	2.7
Restructuring charges, net	0.8	0.4
Income tax adjustments	(16.4)	(4.6)
Non-GAAP net income	$85.0	$83.1

Diluted earnings per share:	Fiscal Quarter Ended	Fiscal Quarter Ended
	December 31, 2010	December 30, 2011

GAAP diluted earnings per share	$0.76	$0.67
Stock-based compensation	0.10	0.10
Amortization of acquired intangibles	0.02	0.03
Restructuring charges, net	0.01	-
Income tax adjustments	(0.14)	(0.04)
Non-GAAP diluted earnings per share	$0.75	$0.76

Shares used in computing diluted earnings per share	114	109

The following tables show the Company’s fiscal year 2012 GAAP financial targets reconciled to non-GAAP financial targets included in this release (numbers are approximate):

Gross margin:
	Fiscal Year 2012
GAAP gross margin	90%
Stock-based compensation	0%
Amortization of acquired intangibles	1%
Non-GAAP gross margin	91%

Product gross margin:	Fiscal Year 2012
	Low	High
GAAP products gross margin	37%	39%
Stock-based compensation	1%	1%
Amortization of acquired intangibles	2%	2%
Non-GAAP products gross margin	40%	42%

Operating expenses:	Fiscal Year 2012
	Low	High
GAAP operating expenses	$465	$475
Stock-based compensation	(50)	(50)
Amortization of acquired intangibles	(3)	(3)
Restructuring charges, net	(2)	(2)
Non-GAAP operating expenses	$410	$420

Diluted earnings per share:	Fiscal Year 2012
	Low	High
GAAP diluted earnings per share	$2.31	$2.61
Stock-based compensation	0.46	0.46
Amortization of acquired intangibles	0.09	0.09
Restructuring charges, net	0.02	0.02
Income tax adjustments	(0.17)	(0.16)
Non-GAAP diluted earnings per share	$2.71	$3.02

Shares used in computing diluted earnings per share	110	110

CONTACT:
Dolby Laboratories
Investor Contact:
Alex Hughes, 415-645-4572
investor@dolby.com
Media Contact:
Sean Durkin, 415-645-5000
Dolby Laboratories
news@dolby.com